
MVB Bank

Investor Update: COVID-19

Overview & Plan

March 2020


MVB
MVB
MVB

Forward Looking Statements

This Presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of MVB Financial Corp. (the “Company”) and its subsidiaries. When words such as "believes," “expects,” “anticipates,” “may,” or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include, but are not limited to: credit risk, changes in market interest rates, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this Presentation is subject to change.

Our Commitment

MVB COVID-19 Thesis

Today for this virus there is no vaccine, no real cure and no immunity in any community. It is very contagious and spreading rapidly across the world with little sign of slowing. Dr. Anthony Fauci says it is “10 times more lethal than the seasonal flu.”

We are quickly realizing this is not like a winter blizzard with the impact passing in a few days, but more like an entire winter season lasting several months.

We believe the impact on the U.S. and world economy will be substantial, and we will respond accordingly in our role as bankers and leaders. It has been said “freedom follows instructions,” and we will follow those of the CDC, our regulators and the U.S. Government as they issue guidance.

We continue to be a trusted partner on the financial frontier to our clients and communities. We will live our values of trust; commitment; respect, love and caring; teamwork and being adaptive to help our communities, teammates, clients and shareholders through this challenging time. Because of our strong foundation and lessons learned, Team MVB - like America - will come out on the other side better than before.

As of March 11, 2020.

Responding to COVID-19

"During the COVID-19 situation, I have been criticized for overreacting; actually I like it. As bankers, we are risk managers with the responsibility to mitigate risk as soon as possible to help reduce loss. The potential cost of underreaction is too high. I'd rather be judged by what we have prevented by acting quickly."

– Larry F. Mazza, CEO & President, MVB Financial Corp., March 12, 2020

MVB

Pandemic (Coronavirus) Response

Approach and Actions Taken

Communications Cadence Established

- Crisis Management Team Established: Team comprised of Senior and Function Leaders from across the company (Daily)
  - Monitor recent developments, address new challenges
- Board information sessions (Daily)
- Updates on our plan to the FDIC, West Virginia Division of Financial Institutions, and Investors (As Needed)
- Overall Team Member & Client Communication Plan
  - General updates and preparedness activities
  - Travel, Business continuity, remote work availability, IT capabilities and readiness
  - Response to different scenarios involving workforce
  - Client communications (personal phone calls, social media, website content, email)
- Regular updates with Legal Team regarding Families First Act

Key risk areas identified, with action plans in each area

- **Financial** – overall impact, loan and deposit portfolio, liquidity analysis and monitoring
- **Operations** – business continuity, IT testing, remote work capabilities, Banking Center preparedness, and vendor continuity
- **Team** – communication, resource allocation planning, workforce concerns and considerations
- Reviewed and updated daily on crisis management call

Succession Plan

- Updated Emergency Succession Plan with Board on 3/17/20
- Contingency plans in place for the Senior Leadership Team

Source: Company documents.

Team Member Efforts

Demographics Analysis

We are meeting multiple times per day, everyday, to assess our workforce to ensure we can continue our commitment to support our clients. Using sophisticated analysis tools, we have a complete picture of our valued Team Members.


MVB FINANCIAL
443
Total
47
MVB Financial
218
Bank
15
Chartwell
163
Mortgage
Company Totals
Team Members Exempt/Non-Exempt Status
Team Members Remote Work Status
Team Members Child Care Challenges
Team Members by Office
Team Members by Department


MVB FINANCIAL
Company Totals
MVB Team Members by State
MVB Team Members Where COVID-19 Has Been Identified w/ Status
UNITED STATES


MVB FINANCIAL
Company Totals
MVB Team Members Where COVID-19 Has Been Identified w/ Status
UNITED STATES
Team Members by Office
Team Members by Department

Pandemic (Coronavirus) Communications


Coronavirus Update
Visit www.cdc.gov/coronavirus/ anytime for the most recent information.
Team MVB,
As a Team, it's important that we live our Purpose and Values every day right thing, like staying home if we are sick. We always want to exhibit t clients and communities as a trusted partner.
Pandemic Team Activated
Our Executive Leadership Team continues to monitor ongoing developm meeting Thursday, March 12. Our top leaders feel so strongly about the Pandemic Team that will meet daily, at least through next week – and e volunteered to be part of the Pandemic Team. The Pandemic Team is w Recovery/Business Continuity and has created a Risk Planning guide a
MVB
Coronavirus Questions & Answers
(Intended for internal use only. This document contains confidential and proprietary information of MVB Financial Corp. Unauthorized use, duplication, dissemination or disclosure to third parties is strictly prohibited. ©2020)
Please note these responses are based on information available as of March 13, 2020. Information is changing quickly, and MVB will continue to monitor the situation on a daily basis and update, as needed.
MVB
REMOTE WORK SAFETY AND SECURITY GUIDE
Security around remote work
Consistent with MVB's expectations of information security for employees working at the office, remote workers will be expected to ensure the protection of proprietary company and customer information accessible from their home office or other suitable private workspace. Requested steps include the use of locked file cabinets, desks and workspaces, regular password maintenance, and any other measures appropriate for your job and the environment. If you are required to be in a public place for a portion of your remote work, please ensure that data security and confidentiality is maintained through limited verbal conversations and awareness of screen visibility.
KEEP CALM AND WASH YOUR NDS
STOP THE SPREAD OF GERMS
Help prevent the spread of respiratory diseases like COVID-19.
MVB Bank Inc.
Published by Whitney Woofter · 1 hr
To Our Valued Clients:
Our Senior Leadership Team and Pandemic Team continue to monitor the ever-evolving Coronavirus (COVID-19) situation. Maintaining essential banking access for our... See More
Important Notice
MVB

Source: Company documents.

Pandemic (Coronavirus) Response

Lending

- Detailed review of Top Industries and Areas of Concentration
- Reconciliation between industry scorecards, stress test and current portfolio
- Annual review on all loans over $1 million
- Weekly Management Loan Review Committee meeting
- Client follow up and discussions
- Evaluating product offerings
- Assessing clients that may need short term relief
- Immediate outreach to our most seriously impacted categories of business borrowers to determine their immediate needs
- Offering 90-day payment deferrals and working capital facilities to the most impacted clients (businesses that were forced to closed)
- Offering interest-only payments for 90 days and working capital facilities to businesses that are reducing services
- Offering SBA Economic Injury Disaster Loan assistance
- Suspension of loan late fees, repossessions, and foreclosures until the end of March, and continue to be re-evaluated thereafter

Source: Company documents.

Top Industries

Top 3 Industries

- Healthcare
  - 150% of Capital – Policy
  - $185M– 91.77% of Capital
- Government
  - 100% of Capital – Policy
  - $119M – 59.20%
- Hotel
  - 30% of Capital – Policy
  - $43M – 21.45%
  - A Moratorium was put in place in 2017

Other Industries

- Oil and Gas
  - 40% of Capital – Policy
  - $33M – 16.56%
  - Weighted Risk Grade – 4.81
- Auto/ Equipment Leasing
  - 25% of Capital – Policy
  - $26M – 13.10%
  - Weighted Risk Grade – 4.00
- Gyms – $4.85M
- Restaurants – $2.5M in owner-occupied
- Conference Centers – $0

Source: Company documents.

MVB

Refreshed LTV/ LTC/ DSCR by CRE Concentration

Top 75% of the following CRE Concentrations (Weighted Averages)

- CRE Office
  - DSCR – 1.66
  - LTV – 65.65%
  - Top 75% Balance – $125M
- CRE Retail
  - DSCR – 1.46
  - LTV – 58.67%
  - Top 75% Balance – $97M
- CRE Multifamily
  - DSCR – 1.33
  - LTV – 58%
  - Top 75% Balance – $55M

CRE Concentrations (Weighted Averages)

- CRE Healthcare
  - DSCR – 1.56
  - LTV – 68.67%
  - Balance- $115M
- CRE Hotel
  - DSCR – 1.84
  - LTV – 61.36%
  - Top 75% Balance – $42M

Source: Company documents.

Consistent, Top Tier Asset Quality

Non-Performing Loans / Total Loans



3.90%
3.40%
2.90%
2.40%
1.90%
1.40%
0.90%
0.40%
-0.10%
3.43%
3.26%
2.29%
1.68%
1.65%
1.46%
1.17%
1.06%
0.87%
0.88%
0.77%
0.14%
1.16%
0.99%
0.59%
0.88%
0.54%
0.37%
2011 2012 2013 2014 2015 2016 2017 2018 2019
MVBF
Regional Peers

NCOs / Average Loans



0.95%
0.75%
0.55%
0.35%
0.15%
-0.05%
0.81%
0.76%
0.59%
0.32%
0.19%
0.22%
0.21%
0.11%
0.12%
0.35%
0.42%
0.25%
0.17%
0.07%
0.24%
0.12%
0.13%
0.07%
2011 2012 2013 2014 2015 2016 2017 2018 2019
MVBF
Regional Peers

Loan Loss Reserves / Gross Loans



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
1.70%
1.62%
1.44%
1.30%
1.23%
1.13%
1.06%
1.03%
0.99%
0.81%
0.91%
0.79%
0.78%
0.78%
0.86%
0.89%
0.84%
0.86%
2011 2012 2013 2014 2015 2016 2017 2018 2019
MVBF
Regional Peers

NPAs / Assets



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.13%
2.89%
2.21%
1.67%
1.57%
1.40%
1.17%
1.03%
0.88%
0.65%
0.50%
0.12%
0.89%
0.76%
0.47%
0.72%
0.53%
0.34%
2011 2012 2013 2014 2015 2016 2017 2018 2019
MVBF
Regional Peers

Note: Nonperforming assets include nonaccruals, OREO, and 90+ days past due.

Source: SEC filings and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available.

MVB

Pandemic (Coronavirus) Response

Deposits

- Quarterly stress testing and liquidity coverage analysis
- Increased liquidity and funding sources in Q1
- Analysis of concentration and industries of concern
- Policies based on tier triggered monitoring
- Loan sales to increase liquidity
- Top 3 Industries of Concentration – Public Funds ($180M), Gaming ($120M), and Title Companies ($50M)
- Increased cash levels at key branches in each market

Source: Company documents.

Liquidity Position

- Series of stress tests on liquidity are performed quarterly by ALM and liquidity consulting firm
- Use of Liquidity Coverage Ratio (LCR) modeling
- MVB has ample liquidity to withstand significant stress
- We stressed our non-core funding ratio for the loss of $100M in core deposits and will remain within policy limits.

($ in thousands)	As of 12/31/2019	% of Assets
Cash and equivalents	$ 40,582	2.09 %
Unencumbered securities	175,046	9.00
Loans held for sale	109,788	5.65
Unutilized borrowing capacity	162,355	8.35
Unutilized brokered capacity	422,125	21.71
Total Liquidity	**$ 909,896**	**46.80 %**
Total Assets	**$ 1,944,114**	

Asset Based Liquidity	Current	60 Day	90 Day	Year 1
Base Case – Moderate Current LCR	280.77%	263.63%	231.77%	316.06%
Current LCR – Severe Scenario	175.30%	112.08%	99.96%	130.83%
HQLA / Total Assets	8.91%	8.86%	8.55%	9.92%

Source: Company documents.

MVB

Deposit Growth with NIB Focus

NIB CAGR of 37% in Five Years

Net Interest Margin


4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
4.07%
3.94%
3.85%
3.86%
3.87%
3.80%
106 bps
33 bps
3.01%
3.07%
3.22%
3.27%
3.41%
3.47%
2014
2015
2016
2017
2018
2019
MVBF
Regional Peers

Average Deposit Balances


$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Average Balance in thousands
25%
20%
15%
10%
5%
0%
NIB as a % of Total Deposits
$621,232
$729,707
$879,196
$922,492
$1,013,318
$1,227,269
9%
22%
NIB/Total Deposits
2014
2015
2016
2017
2018
2019
Interest-bearing deposits
Noninterest-bearing deposits
NIB deposits as a % of total deposits

Source: Company documents, SEC filings, and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. Average balances. Excludes deposits of branches held for sale.

Pandemic (Coronavirus) Response

Stress Test


Capital Ratios
Budget Stressed for $17M Loss
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
9.50%
11.45%
12.19%
10.88%
13.60%
14.46%
10.68%
13.34%
14.22%
10.24%
12.47%
13.29%
9.94%
12.05%
12.84%
10.42%
13.94%
14.80%
2015
2016
2017
2018
2019
2020 Pro Forma
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio

- Stressed portfolio for decreases in DSCR, LTV, vacancy rates, cap rates, and interest rates
- Stressed levels reflect losses in year 1 of the adverse scenario
- Well-capitalized in adverse and severely adverse scenarios

Source: Company documents. Capital ratios presented are from the Bank. 2020 Pro forma includes the effect of consensus earnings estimates, the branch sale, and the mortgage deal.

Summary Impact to BV & TBV Per Share


$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
BV CAGR: 7%
TBV CAGR: 9%
$12.20
$9.81
$12.93
$11.01
$13.63
$11.80
$14.55
$12.92
$17.13
$15.20
$19.33
$19.12
2015
2016
2017
2018
2019
2020 Pro Forma
Book Value
Tangible Book Value

Source: Company documents. 2020 Proforma includes the effect of consensus earnings estimates, the branch sale, and the mortgage deal.

MVB

Upcoming Transactions

Mortgage Deal

- Agreement to combine with Intercoastal Mortgage Company
- MVB will recognize ownership in the new company as a fair value equity investment and will no longer consolidate Mortgage's financial results
- Allows MVB to benefit from mortgage profits, while simplifying financials to core business
- Total combined closed loan volume in 2019 volume was $3.1B
- As a result of this transaction, we expect to reduce our efficiency ratio by approximately 10% and we expect to reduce our assets due to LHFS by $74M
- Continued revenue cross-sale opportunities
- **As a result of this transaction, total Tier 1 capital will increase approximately $16M, which will increase the leverage ratio by approximately 80 basis points, will increase the other risk-based capital ratios by approximately 220 basis points, and will increase tangible book value by approximately $1.40 per share.**
- Transaction is expected to close in the second quarter of 2020

Source: Company documents.



Branch Sale

- Sale of 4 branches in the Eastern panhandle of WV for 8% premium
- Focuses our strategy on key growth markets
- Reallocates resources to Fintech division
- Deposits of these branches totaled $188.3M and Assets of these branches totaled $46.6M as of 12/31/19
- **As a result of this transaction, MVB expects to recognize a net gain of approximately $8.5M, an increase in the leverage ratio of approximately 40 basis points, an increase in the other risk-based capital ratios of approximately 50 basis points, and an increase in tangible book value by approximately $1.00 per share.**
- Transaction is expected to close early in the second quarter of 2020

Hovde Group: The "New" Operating Environment

"We highlight MVBF as we believe it is well-positioned from an earnings defensibility perspective in the near-term given >40% of its revenue has come from mortgage banking of late. In addition, MVBF is on track to see a meaningful boost to TBV (>$2 p/s) in the coming quarters at a time when TBV growth for many could be subdued."

- Will Curtiss, Hovde Group, March 18, 2020

Source: Hovde Group Industry Note dated March 18, 2020..

MVB